UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): March 11, 2016 (March 10, 2016)
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VERITIV CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware

(State or other jurisdiction of incorporation)
001-36479	42-3234977
(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, GA (Address of principal executive offices)	30328 (Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 10, 2016, Allan R. Dragone, Jr. advised the Board of Directors of Veritiv Corporation (the “Company”) of his intention to retire as a Company director effective as of the expiration of Mr. Dragone’s current term at the Company’s 2016 Annual Meeting of Stockholders to be held on May 12, 2016 (the “2016 Annual Meeting”) and to not stand for re-election at the 2016 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Date:	March 11, 2016	/s/ Mark W. Hianik

Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary